Exhibit 10.17

FIRST AMENDMENT TO SUBLEASE

THIS FIRST AMENDMENT TO SUBLEASE (this “Amendment”) is made and entered into effective as of June 1, 2010 (the “Effective Date”) between FREEDOMROADS, LLC, a Minnesota limited liability company (“Landlord”), and iRHYTHM TECHNOLOGIES, INC., a Delaware corporation (“Tenant”).

Recitals:

A.	Landlord and Tenant have entered into that certain Sublease dated October 29, 2009 (the “Sublease” or “Lease”) whereby Landlord leased to Tenant certain Leased Premises (as more particularly described in the Lease) constituting a portion of that certain building (the “Building”) constructed on that certain parcel of land located at 2 Marriott Drive, Lincolnshire, IL and legally described on Schedule 1 attached hereto (the “Land”) (the “Building” and, together with the Land, collectively, the “Property”); and

B.	Landlord and Tenant desire to amend the Lease whereby Landlord shall lease the remaining portion of the Property to Tenant and Tenant shall lease the remaining portion of the Property from Landlord pursuant to the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, Landlord and Tenant hereby agree as follows:

1.	All initially capitalized terms used but not otherwise defined herein shall have the same meaning as affixed thereto in the Sublease.

2.

Effective as of the Effective Date, (a) Landlord hereby leases to Tenant the Land and the portion of the Building not leased to Tenant pursuant to the Lease (collectively, the “Additional Premises”) and (b) the terms “Leased Premises”, “Demised Premises” and “Premises”, as used in the Lease or this Amendment shall be deemed to mean the entire Property, including the Land and Building. Tenant hereby acknowledges and agrees that it accepts the Additional Premises in an “as-is” condition and Tenant’s taking possession of the Additional Premises shall be conclusive evidence that the Additional Premises were in good order and satisfactory condition when Tenant took possession. No promise of Landlord to alter, remodel or improve the Additional Premises and no representation respecting the condition of the Additional Premises have been made by Landlord to Tenant (or any party taking by, through or under Landlord) except as may be otherwise expressly set forth in the Sublease. Landlord shall deliver possession of the Additional Premises to Tenant in good, vacant, broom clean condition, with all building systems in good working order and the roof water-tight and in compliance with all laws. Tenant hereby represents and warrants that it has had the opportunity to make any and all necessary inspections of the Additional Premises it deems necessary to satisfy itself with respect to all aspects of the condition thereof. Upon the expiration or earlier termination of the Term hereof, or upon any earlier termination of Tenant’s right to possession, Tenant shall surrender the Additional Premises in at least as good condition as of the

Effective Date, ordinary wear and tear, damage by casualty and condemnation and repairs that are Landlord’s responsibility hereunder excepted.

3.	Article 1A. of the Sublease is here deleted and replaced with the following:

“A. The “Primary Term” (herein so called) of this Sublease shall begin on November 1, 2009 (the “Commencement Date”) and shall end on October 31, 2013. For purposes of this Sublease, a “Sublease Year” shall be defined as that twelve (12) month period during the Primary Term or any Extension Term (hereinafter defined) commencing, with respect to the first Lease Year, on the Commencement Date, and with respect to each subsequent Lease Year, the annual anniversary of the Commencement Date, as may be applicable. The Primary Term and any Extension Term are sometimes collectively referred to herein as the “Term”. Tenant shall have the right to access the Premises, the electrical panel serving the Building and the room adjacent to the Building’s electrical closet immediately upon execution of this Sublease for purposes of preparing the Premises for occupancy. Such access shall be on all of the terms hereof except the obligation to pay rent. Prior to the Commencement Date, Landlord shall relocate the current occupants from the Premises and perform the work described in Exhibit “C” attached hereto.”

4.	Article 1B. of the Sublease is hereby deleted and replaced with the following:

“B. Provided that Tenant is not in default of any terms or conditions of this Sublease beyond applicable notice and cure periods at the time of exercise or at the expiration of the Primary Term, Tenant shall have the option of extending this Sublease for two (2) additional terms (each, an “Extension Term”) of three (3) years each on the same terms and conditions as provided herein except for the Base Annual Rent (defined below), which shall be adjusted as set forth below. Effective on the first day of each Extension Term (each, an “Adjustment Date”), if applicable, Base Annual Rent shall be increased by any amount equal to the Base Annual Rent for the then expiring Lease Year multiplied by the CPI Increase (as defined below). As used herein, (i) the CPI Increase shall be equal to a fraction, the numerator of which shall be the CPI Index (as defined below) for the month which is thirty-eight (38) months prior to the Adjustment Date and the denominator of which shall be the CPI Index for the month which is two months prior to the Adjustment Date and (ii) the “CPI Index” shall mean the Consumer Price Index for All Urban Consumers, All Items, U.S.A. Area, 1982-1984 = 100, as published by the Bureau of Labor Statistics, United States Department of Labor (Chicago-Gary-Kenosha, IL-IN-WI). If the CPI Index is discontinued, the CPI Index shall then mean the most nearly comparable index published by the Bureau of Labor Statistics or other official agency of the United States Government as determined by Landlord. Notwithstanding the foregoing, in no event shall the Base Annual Rent be decreased in any Extension Term. Notice of the exercise of each such option shall be delivered by Tenant to Landlord in writing not later than April 30, 2013 as to the first Extension Term and April 30, 2016 as to the second Extension Term”

5.	Section 3B. of the Sublease is hereby deleted and replaced with the following:

B. “The Rent payable hereunder shall begin to accrue on December 1, 2009 (the “Rent Commencement Date”). Commencing on the Rent Commencement Date and continuing through the Primary Term, Tenant hereby covenants and agrees to pay to Landlord, for the use and occupancy of the Demised Premises, at the times and in the manner herein provided, the following sums of money (“Rent”):

Period	Base Annual Rent	Monthly Base Annual Rent
December 1, 2009 through and including October 31, 2010	$240,000	$20,000
November 1, 2010 though and including January 31, 2011	$300,000	$25,000
February 1, 2011 through and including April 30, 2011	$375,000	$31,250
May 1, 2011 through and including July 31, 2011	$450,000	$37,500
August 1, 2011 through and including October 31, 2011	$525,000	$43,750
November 1, 2011 through and including October 31, 2013	$643,248	$53,604

to be paid in U.S. dollars, in advance, without offset or deduction and without notice or invoice from Landlord, on the first day of each and every month during the Term, except as otherwise provided for herein. All payments provided for in this Sublease (those hereinafter stipulated as well as Base Annual Rent) shall be paid or mailed to:

FreedomRoads, LLC

250 Parkway Drive

Suite 270

Lincolnshire, IL 60069

Attn: Accounting Department

or to such other payee or address as Landlord may designate in writing to Tenant. Notwithstanding the foregoing, provided that Tenant is not in default hereunder beyond the expiration of any applicable notice and cure periods, Tenant shall receive an abatement of Rent for the months of March 2010, May 2010, July 2010 and August 2010.”

6.	Article 5 of the Sublease is hereby deleted in its entirety.

7.	Effective as of the Effective Date, Article 6A. of the Sublease is hereby deleted and replace with the following:

“A. Landlord agrees to cause the necessary mains, conduits and other facilities to be provided to make heating, ventilation, air-conditioning, water, sewer, gas, phone and electricity available to the Demised Premises and to make available to Tenant heating, ventilation, air-conditioning, water, sewer, gas, phone and electrical services during the Term of this Lease. Tenant shall be responsible for the payment of all utilities used by Tenant at the Demised Premises, including, without limitation, gas, electric, water and sewer, directly to the applicable public utility provider. Tenant shall have 24-hours, 7-days per week control of the HVAC system serving the Premises and may use, at Tenant’s expense, the security system serving the Building.”

8.	Effective as of the Effective Date, Article 6D. of the Sublease is hereby deleted and replaced with the following:

“D. In the event of a failure or interruption of utilities within the Premises, Landlord shall promptly repair or remediate the cause of the utility failure or interruption using all means within Landlord’s commercially reasonable control, Landlord hereby acknowledging that such prompt repairs shall include after-hours repairs as needed due to Tenant’s 24/7 use of the Premises. Notwithstanding the foregoing, if the responsibility for repair or remediation is that of the utility company or other entity, Tenant shall take reasonable measures to cause such utility company or other entity to repair or remediate the cause of the utility failure or interruption; provided, however, Landlord shall be responsible for any amounts charged by the utility company or other entity in performing such repair or remediation.

9.	Article 6E. of the Sublease is hereby deleted and replaced with the following:

“E. Tenant shall be responsible for all of its janitorial and cleaning services for the Demised Premises at Tenant’s expense. Tenant shall provide a service for the collection of refuse and garbage from the Premises, at Tenant’s expense.”

10.	Effective as of the Effective Date, Article 7 of the Sublease is hereby deleted and replaced with the following and Schedule 2 attached hereto is added as Exhibit “H” to the Sublease:

“A. Except for the repair and maintenance obligations of Tenant set forth in Section 7(B) below, Landlord shall be responsible for the repair and maintenance of the Demised Premises during the Term, including, without limitation, those items designated as the responsibility of Landlord on the “Responsibility Matrix” (herein so called) attached hereto as Exhibit “H”.

B. Tenant shall be responsible, at its sole cost and expense, for (i) the repair of any and all damage caused to the Property by Tenant or its employees, agents or invitees, (ii) maintaining the Demised Premises in a neat and clean condition, and (iii) those items designated as the responsibility of Tenant on the Responsibility Matrix.”

11.	Effective as of the Effective Date, Article 9B. of the Sublease is hereby deleted.

12.	Exhibit “E” attached to the Sublease is hereby deleted and replaced with Schedule 3 attached hereto.

13.	Article 11 of the Sublease is hereby deleted and replaced with the following:

“Subject to approval by Landlord and all applicable governmental authorities, Tenant shall have the right to install Tenant’s signage (including logo) on the existing monument sign on the west side of the Property visible from Milwaukee Avenue. Tenant shall have the exclusive right to such sign and all other signage at the Property at all times, including, without limitation, signage on the west entrance to the Building and directional signs and shipping and receiving signs near the east side of the Building, subject to approval of applicable governmental authorities. Tenant may make any changes to the signs required to cause the signs to comply with laws. Upon the expiration or earlier termination of the Sublease, Tenant shall remove such signs; provided, however, in no event may Tenant remove the monument from the Property. Tenant promptly shall make such repairs and restoration of the Property as are necessary to repair any damage to the Property from the removal of the signs.”

14.	Article 41 of the Sublease is hereby deleted in its entirety.

15.	Landlord and Tenant represent and warrant one to the other that they have not had any dealings with any real estate brokers or agents in connection with the negotiation of this Amendment except Jones Lang LaSalle; provided, however, Landlord shall not be obligated to pay Jones Lang LaSalle any brokerage commission in connection with this Amendment. Landlord and Tenant agree to indemnify and hold each other harmless from and against any and all liability and cost which Landlord or Tenant, as applicable, may suffer in connection with any other real estate brokers claiming by, through, or under Landlord or Tenant, as applicable, seeking any commission, fee or payment in connection with this Amendment.

16.	In the event of any conflict between the terms of this Amendment and the terms of the Lease, the terms of this Amendment shall control.

17.

Subject to the provisions of this Section, the Lease and the leasehold estate created hereby shall be, at the option and upon written declaration of Landlord, subject, subordinate, and inferior to the lien and estate of any mortgages or trust deeds (“Mortgages”), and all renewals, extensions, or replacements thereof, now or hereafter imposed by Landlord or Master Landlord upon the Property; provided, however, that the Lease shall not be subordinate to any Mortgage arising after the date of this Lease, or any renewal, extension, or replacement thereof, unless and until Landlord provides Tenant with an agreement (“Non-Disturbance Agreement”), signed and acknowledged by each holder of any such interest setting forth that so long as Tenant is not in default hereunder beyond applicable notice and cure periods, the Lease shall remain in force and Tenant’s right to possession shall be upheld. The Non-Disturbance Agreement may contain additional provisions as are customarily requested by secured lenders with liens encumbering real property security similar to the Property, including, without limitation, Tenant’s agreement to attorn to such lender. Tenant shall, promptly following a request by Landlord and after receipt of the Non-Disturbance Agreement, execute and acknowledge any subordination agreement or other documents reasonably required to establish of record the priority of any such encumbrance over this Lease, so long as such agreement does not otherwise increase Tenant’s obligations or diminish Tenant’s rights hereunder. Landlord shall use commercially reasonable efforts to obtain a Non-Disturbance Agreement from any Mortgage currently existing as soon as practicable and shall obtain a Non-Disturbance Agreement from the holder of any future Mortgage concurrently with the recordation of such Mortgage. As used in the preceding sentence, commercially reasonable efforts shall consist of requesting that any current mortgagee provide a Non-Disturbance Agreement and the failure of such mortgagee to so provide shall not constitute a default hereunder.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year first mentioned, the corporate party or parties by its or their proper officers thereto duly authorized.

WITNESS:		LANDLORD:

FREEDOMROADS, LLC, a Minnesota limited liability company

/s/ Dan Hannon		By:	/s/ Brent Moody
Print Name:	Dan Hannon	Name:	Brent Moody
		Title:	Executive Vice President
/s/ [Indecipherable]
Print Name:	[Indecipherable]	Dated:	7/22/10

WITNESS:		TENANT:

iRHYTHM TECHNOLOGIES INC., a Delaware corporation

/s/ Eric Sylvester		By:	/s/ Shelly D. Guyer
Print Name:	Eric Sylvester	Name:	Shelly D. Guyer
		Title:	EVP, CFO
/s/ Kaja Odegard
Print Name:	Kaja Odegard	Dated:	7/9/10

Master Landlord hereby consents to the Amendment.

FRHP LINCOLNSHIRE, LLC,
a Minnesota limited liability company

By:	/s/ Brent Moody
Name:	Brent Moody
Title:	Executive Vice President

SCHEDULE 1

LEGAL DESCRIPTION OF PROPERTY

THE LAND REFERRED TO IN THIS POLICY IS DESCRIBED AS FOLLOWS:

THAT PART OF TAX NORTHEAST 1/4 OF SECTION 22, TOWNSHIP 43 NORTH, RANGE 11, EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS, TO-WIT: COMMENCING AT A POINT ON THE CENTER LINE OF MILWAUKEE AVENUE (AS OF AUSUST 26, 1948) WHICH IS SOUTH 15 DEGREES 06 MINUTES 15 SECONDS EAST (OLD DEEDS), 813.60 FEET FROM THE POINT OP INTERSECTION OF SAID CENTER LINE WITH THE NORTH LINE OF THE NORTHEAST 1/4 OF SAID SECTION 22 FOR A POINT OF BEGINNING; THENCE NORTH 99 DEGREES 25 MINUTES 30 SECONDS EAST (OLD DEEDS), TOWARD A POINT ON THE EAST LINE OF SAID NORTHEAST 1/4 764.05 FEET SOUTH OF THE NORTHEAST CORNER THEREOF, SAID COURSE HEREINAFTER REFERRED TO AS THE “FIRST COURSE”, A.OISTANCE OF 516.67 FEET, MORE OR LESS, TO A POINT ON A LINE DRAWN PARALLEL WITH THE CENTER LINE OF MILWAUKEE AVENUE AND 500.00 FEET NORTHEASTERLY THEREFROM, MEASURED AT RIGHT ANGLES THERETO; THENCE NORTHWESTERLY ALONG SAID LINE DRAWN PARALLEL TO THE CENTER LINE OF MILWAUKEE AVENUE, A DISTANCE OF 300 FEET; THENCE WEST ALONG A LINE PARALLEL TO THE FIRST COURSE, A DISTANCE OF 516.67 FEET, MORE OR LESS, TO A POINT ON THE CENTER LINE OF MILWAUKEE AVENUE WHICH POINT IS 513.60 FEET SOUTHEASTERLY OF ITS INTERSECTION WITH THE NORTH LINE OF SAID SECTION 22; THENCE SOUTHEASTERLY ALONG THE CENTER LINE OR MILWAUKEE AVENUE, A DISTANCE OF 300 FEET TO THE POINT OF BEGINNING, IN LAKE COUNTY, ILLINOIS.

SCHEDULE 2

EXHIBIT “H”

RESPONSIBILITY MATRIX

2 Marriott Dr. Responsible Party Assignments

Agreement between Camping World and iRhythm Technologies

Version Date: 6/11/10

Item			Camping World	iRhythm
Indoor Cleaning				X
Waste Removal				X
Normal Utility Bills
	gas			X
	electricity			X
	water/sewer			X
Security system
	add’l programming/cards			X
	repair/replace server			X
Floors
	Sealing, waxing, buffing			X
	Carpet cleaning			X
External building
Ext. lights
		repair	X
		bulb replacement		X
Driveway, Sidewalks and Parking Lot
		Repair	X
		Maintenance	X
Landscaping
		Maintenance		X
		Additions/beautification		X
		Snow removal, parking lots		X
		Sidewalk shoveling and salting		X
Grounds
		Cleaning, picking up garbage		X
	Sprinkler System	Start-up/shut-down/maintenainance	X
Structure
		repair	X
		Cleaning	X
		painting	X
Windows
		repair/replacement	X
		Maintenance	X
		Cleaning		X
Roof
		regular maintenance	X
		repair	X
		replacement	X
Doors
		repair/replacement	X
		regular maintenance	X
HVAC
	regular maintenance		X
	repair/replacement of units		X
Internal Lighting and Electrical System
	replace bulbs			X
	repair/replacement of fixtures and system		X
Internal Painting				X

Item		Camping World	iRhythm
Internal Window	Cleaning		X
Plumbing and Sewer
	maintenance	X
	repair/replacement	X
Pest Control
	indoor		X
	outdoor (including courtyard)		X
Fire Life Safety System
	regular maintenance	X
	Extinguishers	X
Village requirements for structure and grounds		X
Signage
	External		X
	Internal		X
Dumpster enclosure		X
Furniture repair / cleaning			X
Refrigerator(s)		X
Dishwasher(s)		X
Ice Machine		X
Microwaves		X
Network Cabling (already installed)			X

SCHEDULE 3

EXHIBIT “E”

FFE INVENTORY

[To Be Added]